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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Form S-3 Registration Statement and related Prospectus of SuperGen, Inc. for the registration of 2,014,036 shares of its common stock of our report dated January 31, 1996 with respect to the financial statements of Sparta Pharmaceuticals, Inc. included in SuperGen, Inc.'s Form 8-K dated August 24, 1999.


                                       /s/ ERNST & YOUNG LLP


Raleigh, North Carolina
September 23, 1999